UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2018

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

Equity markets advanced with determination throughout much of the year, only to give back a substantial portion of those gains in October. While stocks had shrugged off increasingly loud political rhetoric concerning matters of trade between the U.S. and its biggest trading partners, fears of an economic slowdown have become more tangible as pockets of weakness have surfaced and signs of de-escalating trade tensions remain absent. We are closely watching developments with regard to growth, inflation, and credit for signs of a potential harbinger of things to come, but no signals currently reflect a changing trajectory. As always, we endeavor to identify those companies with the best fundamental prospects based on rigorous, bottom-up research as we believe they will offer the highest rewards over a complete market cycle.

The Westfield Capital Large Cap Growth Fund (the “portfolio”), Institutional Class Shares returned 9.42% gross (8.57% net) in the trailing 12-month period ending October 31, 2018, underperforming the Russell 1000® Growth Index (the “index”), which gained 10.71%. Relative weakness in Consumer Staples, Information Technology, and Consumer Discretionary outweighed relative strength in Industrials and Financials.

Consumer Staples was the biggest driver of the portfolio’s relative losses, detracting 92 basis points (bps). Manufacturer of tobacco products Philip Morris International Inc. was the sector’s most significant relative underperformer. The shares declined after the company reported first quarter sales that fell shy of Wall Street consensus, with cigarette and heated tobacco unit shipment volumes declining. We originally invested in Philip Morris on the belief that the company’s growth potential for its e-cigarette brand iQos was substantial. However, our thesis was called into question in light of sales pressure in the company’s Japanese test market. As a result, we decided to exit the position and allocated the proceeds to other existing positions with more favorable risk/reward profiles. Another relative performance detractor was Constellation Brands, Inc., a producer of alcoholic beverages. We owned shares in this company based on the belief that it had many potential drivers that could fuel top-line growth including demographic trends, continuing market share gains of imported beers more generally, and domestic economic strength. Additionally, our research indicated that Constellation would be able to generate significant free cash flow even after expanding manufacturing capacity. However, we sold the stock in mid-August after the company announced that it had expanded its stake in cannabis producer Canopy Growth Corporation. We were unable to get comfortable with the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

strategic direction of the business and we determined that exiting the position was the most prudent course of action.

Information Technology detracted 82 bps from relative performance. For semiconductors in particular, recent investor sentiment has been challenging as escalating trade tensions with China have weighed heavily on this area of the market and we feel that a prolonged conflict with China could lead to real demand destruction. Applied Materials, Inc., a manufacturer of equipment and software for the semiconductor industry, was not immune to this dynamic and was the sector’s worst relative-performing position after releasing forward guidance that came in below investor expectations. The sharp downdraft for the group, and Applied Materials in particular, has been a challenge, but we maintained our position believing that the worst case scenario should be priced into the stock. Our expectation is that this downturn will not be as deep or protracted as some currently speculate. Semiconductor manufacturer Broadcom Inc. was another relative underperformer in the sector. We resolved to sell the stock after the company announced it would acquire CA, Inc., a provider of IT management software and related solutions. While the deal may make financial sense, we believe the company does not offer Broadcom any strategic upside. In our view, investors have lost faith in management given the relatively rogue nature of the transaction, and this will take time to heal.

Consumer Discretionary was also a source of relative weakness during the year, negatively impacting relative returns by 79 bps. Newell Brands Inc., which owns several well-known consumer brands such as Rubbermaid, Graco, and Sharpie, sold off after reporting disappointing quarterly results and lowering earnings guidance last fall. We resolved to sell the position given the challenging environment for brand name retailers in addition to concerns over the attainability of Newell’s organic growth estimates given the headwinds. Netflix, Inc., provider of online movie rental subscription services, was also a relative underperformer in the group. The negative performance impact for this new position in the portfolio was driven in part by strength in the shares prior to our ownership and subsequent losses after our initial purchase in September. We invested based on our belief that the company boasts a large addressable market which currently has low penetration (particularly internationally), sustainable growth with expanding margins, and minimal regulatory risk (Netflix is one of the only internet companies that has pricing power and is not exposed to government regulation over the use of data).

Offsetting some of the portfolio’s relative weakness were investments in Industrials, which contributed 124 bps to relative results. Boeing Company, a manufacturer of commercial jetliners and defense, space, and security systems, was the sector’s top performer, benefiting from several sequential quarters of better-than-expected

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

earnings. While some concerns about supply chain constraints had weighed on the stock’s sentiment for a bit, our research indicated that deliveries were back on track. We remain invested in Boeing given our belief that the company continues to be positioned well to benefit from the secular growth in air traffic. Airline operator United Continental Holdings, Inc. was another top source of relative strength. The stock traded higher after the company posted better-than-expected second quarter results in mid-July. Importantly, the company reported strong passenger revenue per available seat mile, a widely watched industry profitability metric, and provided forward guidance pointing to an improvement in the next quarter. Following the strong quarterly report and subsequent price response, we chose to exit the investment on strength in September. We continue to like the United story, but we deemed other opportunities as better uses of capital.

Financials was also a source of strength during the year, contributing 79 bps to relative returns. Progressive Corporation, a provider of insurance products, was the sector’s top relative contributor. We are invested in the stock believing that Progressive should demonstrate impressive earnings growth over the next few years, driven by double-digit top line growth, margin stability, and rising investment yields. Operator of securities and commodity exchanges CME Group Inc. was also a top relative performer. We believe the company should benefit from the increased volatility experienced in rates as well as elevated volumes in the equity markets and, as such, we continue to own the position.

Going forward, we are closely monitoring undercurrents within the market as well as our own risk measures to assess the best areas to commit capital. The U.S. economy remains strong, but as the recent market performance has shown, fears of slowing growth are rising and certain pockets of the market warrant more careful consideration. That said, the traditional warning signals of an impending recession remain largely absent today, despite the market rout experienced in October.

Definition of Comparative Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

Comparison of Change in the Value of a $50,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional Class Shares, versus the Russell 1000® Growth Index.

	AVERAGE TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2018(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	8.57%	12.27%	11.51%	12.11%
Investor Class Shares	8.27%	12.00%	11.23%	11.87%
Russell 1000® Growth Index	10.71%	13.67%	13.43%	14.01%

* Fund commenced operations on July 13, 2011.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

(2) The graph is based on only the Institutional Class Shares. Performance for Investor Class Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns,

do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

Equity markets advanced with determination throughout much of the year, only to give back a substantial portion of those gains in October. While stocks had shrugged off increasingly loud political rhetoric concerning matters of trade between the U.S. and its biggest trading partners, fears of an economic slowdown have become more tangible as pockets of weakness have surfaced and signs of de-escalating trade tensions remain absent. We are closely watching developments with regard to growth, inflation, and credit for signs of a potential harbinger of things to come, but no signals currently reflect a changing trajectory. As always, we endeavor to identify those companies with the best fundamental prospects based on rigorous, bottom-up research as we believe they will offer the highest rewards over a complete market cycle.

The Westfield Capital Dividend Growth Fund (the “portfolio”), Institutional Class Shares returned 9.26% gross (8.31% net) in the trailing 12-month period ending October 31, 2018, roughly in-line with the Nasdaq Dividend Achievers Index (the “index”) on a gross basis which advanced 9.28% and outperforming the S&P 500 Index, which rose 7.35%. Relative strength in Financials and Industrials offset relative weakness in Consumer Discretionary.

In keeping with the strategy’s objectives, the portfolio continues to be concentrated, typically owning 40 to 45 names, and as of October 31, 2018, had a dividend yield of 2.3%, a 3-year historical dividend growth rate of 8.9%, and a forward EPS growth of 11.0%. Importantly, we believe this portfolio is positioned to benefit from the current environment in which the Fed is finally moving away from zero interest rates. In rising rate environments historically, dividend growth stocks tend to perform far better than their high dividend yield peers (i.e. bond proxies).

Financials was the best-performing sector in the portfolio during the year, contributing 275 basis points (bps) to relative gains. Financial Engines, Inc., a provider of portfolio management, investment advice, and retirement income services was the sector’s top contributor to relative returns. We sold the stock after it was announced that the company would be acquired by private equity firm Hellman & Friedman for more than a 32% premium to the shares’ prevailing market price. Also contributing positively to the sector’s incremental gains was its position in Progressive Corporation, a provider of automobile and casualty insurance services. The stock advanced strongly in August after the company reported earnings ahead of consensus expectations. The beat came from a better loss ratio, improvement in the reserve base, and minimal catastrophe losses, as well as elevated investment income. Monthly data points announced in

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

September were also strong, but we continue to monitor the position closely given a slowdown in the rate of improvement.

The Industrials sector was also a top source of relative outperformance during the year, where a combination of the portfolio’s underweight of the group as well as positive stock selection was responsible for the sector’s 192 bps of relative gains. Boeing Company, a manufacturer of commercial jetliners and defense, space, and security systems, was the sector’s top performer, benefiting from several sequential quarters of better-than-expected earnings. While some concerns about supply chain constraints had weighed on the stock’s sentiment for a bit, our research indicated that deliveries were back on track. We remain invested in Boeing given our belief that the company continues to be positioned well to benefit from the secular growth in air traffic. Caterpillar Inc., a manufacturer of construction and mining equipment, engines, and turbines, was also a contributor to relative gains. We initially invested in the stock given a significant portion of the company’s end markets were closer to trough rather than peak in its cyclical recovery (mining and metals, for example), but exited the position in August given rising fears of a global slowdown. The portfolio subsequently benefitted from the lack of exposure to the shares over the recent period.

Offsetting the aforementioned strength was weakness in Consumer Discretionary, which was the biggest source of relative underperformance during the year. Newell Brands Inc., which owns several well-known consumer brands such as Rubbermaid, Graco, and Sharpie, was the sector’s top detractor from relative results. We resolved to sell the position not too long after our initial purchase given the release of significant and wide-ranging news out of the company, including the exiting of additional businesses, the resignation of former Jarden board members, and the release of below-consensus company guidance for 2018 earnings guidance. We felt the sale was prudent in light of our belief that it would take a substantial amount of time to get the company moving in the right direction. Also hindering the portfolio’s relative returns in the sector was its position in cruise operator Royal Caribbean Cruises Ltd. We owned the stock given our belief that the company would benefit from the broader trend of growing leisure and travel spending. In our view, the “experiences over things” trend has favorable demographic drivers such as retiring baby boomers and the fact that millennials are postponing marriage and having children. In October, we exited the position by consolidating our portfolio exposure to cruise operators into Carnival Corporation believing they are better positioned to benefit from this trend from here.

Going forward, we are closely monitoring undercurrents within the market as well as our own risk measures to assess the best areas to commit capital. The U.S. economy remains strong, but as the recent market performance has shown, fears of

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

slowing growth are rising and certain pockets of the market warrant more careful consideration. That said, the traditional warning signals of an impending recession remain largely absent today, despite the market rout experienced in October.

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

Comparison of Change in the Value of a $50,000 Investment in the Westfield Capital Dividend Growth Fund, Institutional Class Shares, versus the S&P 500 Index®, S&P High Yield Dividend Aristocrats® Index and NASDAQ Dividend Achievers Select Total Return Index

	AVERAGE TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2018(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	8.31%	10.18%	8.82%	9.09%
Investor Class Shares	8.06%	9.90%	8.64%	8.92%
S&P 500® Index	7.35%	11.52%	11.34%	11.64%
S&P High Yield Dividend Aristocrats® Index	6.37%	11.89%	10.64%	10.89%
NASDAQ Dividend Achievers Select Total Return Index	9.28%	11.99%	9.77%	10.12%

*Fund commenced operations on July 26, 2013.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

(2) The graph is based on only the Institutional Class Shares. Performance for Investor Class Shares would be different due to differences in fee structures.

The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010.

The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018 (Unaudited)

tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower.

Performance shown for periods of one year and greater are annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns,

do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.4%‡

	Shares	Value
COMMUNICATION SERVICES — 13.7%
Alphabet, Cl A *	1,495	$1,630,417
Alphabet, Cl C *	1,988	2,140,619
Charter Communications, Cl A *	3,608	1,155,895
Facebook, Cl A *	8,275	$1,256,062
Netflix *	4,250	1,282,565
Walt Disney	8,950	1,027,729

		8,493,287

CONSUMER DISCRETIONARY — 14.9%
Amazon.com *	2,129	3,402,163
Carnival	16,610	930,824
Home Depot	8,775	1,543,347
Marriott International, Cl A	8,140	951,485
McDonald’s	7,540	1,333,826
NIKE, Cl B	13,920	1,044,557

		9,206,202

CONSUMER STAPLES — 2.8%
Conagra Brands	26,740	951,944
Costco Wholesale	3,380	772,769

		1,724,713

ENERGY — 3.8%
EOG Resources	11,860	1,249,332
Marathon Petroleum	15,795	1,112,758

		2,362,090

FINANCIALS — 6.7%
CME Group, Cl A	5,100	934,524
Progressive	15,150	1,055,955

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
S&P Global	5,885	$1,072,953
Wells Fargo	20,180	1,074,182

		4,137,614

HEALTH CARE — 15.7%
Biogen *	2,690	818,486
Bristol-Myers Squibb	14,580	736,873
Celgene *	13,140	940,824
Cooper	5,200	1,343,212
Jazz Pharmaceuticals *	5,581	886,375
Mettler-Toledo International *	2,278	1,245,656
Thermo Fisher Scientific	5,210	1,217,316
UnitedHealth Group	6,775	1,770,646
Vertex Pharmaceuticals *	4,180	708,343

		9,667,731

INDUSTRIALS — 11.8%
AMETEK	17,210	1,154,447
Boeing	6,904	2,449,953
Illinois Tool Works	8,335	1,063,296
Ingersoll-Rand	11,290	1,083,163
Union Pacific	10,450	1,527,999

		7,278,858

INFORMATION TECHNOLOGY — 30.0%
Adobe Systems *	5,835	1,434,010
Apple	19,526	4,273,460
Applied Materials	33,310	1,095,233
International Business Machines	8,950	1,033,098
MasterCard, Cl A	7,180	1,419,271
Micron Technology *	19,790	746,479
Microsoft	21,160	2,260,100
PayPal Holdings *	13,640	1,148,352
salesforce.com inc *	12,760	1,751,182
ServiceNow *	6,525	1,181,286

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Visa, Cl A	15,730	$2,168,380

		18,510,851

TOTAL COMMON STOCK (Cost $41,392,226)		61,381,346

TOTAL INVESTMENTS— 99.4% (Cost $41,392,226)		$61,381,346

Percentages are based on Net Assets of $61,742,304.
*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

S&P — Standard & Poor’s

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

†  Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%

	Shares	Value
COMMUNICATION SERVICES — 2.8%
Verizon Communications	55,770	$3,183,909

CONSUMER DISCRETIONARY — 7.6%
Carnival	49,200	2,757,168
Home Depot	11,910	2,094,731
Royal Caribbean Cruises	21,170	2,217,134
Tiffany	15,440	1,718,472

		8,787,505

CONSUMER STAPLES — 12.6%
Archer-Daniels-Midland	39,610	1,871,573
Conagra Brands	88,440	3,148,464
Costco Wholesale	11,800	2,697,834
Marine Harvest ADR	122,835	2,967,079
Walmart	39,380	3,949,026

		14,633,976

ENERGY — 8.7%
Andeavor Logistics (A)	64,100	2,567,846
Chevron	18,340	2,047,661
Marathon Petroleum	40,655	2,864,145
Occidental Petroleum	38,120	2,556,708

		10,036,360

FINANCIALS — 14.6%
Bank of N.T. Butterfield & Son	71,750	2,890,808
CME Group, Cl A	18,960	3,474,230
JPMorgan Chase	26,860	2,928,277
Progressive	48,500	3,380,450
Raymond James Financial	27,040	2,073,698

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Wells Fargo	41,380	$2,202,657

		16,950,120

HEALTH CARE — 14.8%
Abbott Laboratories	54,460	3,754,472
Bristol-Myers Squibb	55,270	2,793,346
Medtronic	26,700	2,398,194
Merck	36,430	2,681,612
Quest Diagnostics	31,839	2,996,369
STERIS	23,260	2,542,551

		17,166,544

INDUSTRIALS — 10.0%
Boeing	11,920	4,229,931
Illinois Tool Works	17,700	2,257,989
Robert Half International	29,970	1,814,084
Union Pacific	22,330	3,265,093

		11,567,097

INFORMATION TECHNOLOGY — 18.3%
Apple	26,010	5,692,549
Fidelity National Information Services	26,700	2,779,470
Jack Henry & Associates	19,782	2,963,937
Microchip Technology	22,300	1,466,894
Microsoft	51,168	5,465,254
Texas Instruments	30,230	2,806,251

		21,174,355

MATERIALS — 3.9%
Avery Dennison	29,820	2,705,270
DowDuPont	32,268	1,739,891

		4,445,161

REAL ESTATE — 2.2%
Alexandria Real Estate Equities†	20,910	2,555,829

UTILITIES — 2.6%
NextEra Energy	17,640	3,042,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND
OCTOBER 31, 2018

Value
TOTAL COMMON STOCK (Cost $96,380,901)	$113,543,756

TOTAL INVESTMENTS— 98.1% (Cost $96,380,901)	$113,543,756

Percentages are based on Net Assets of $115,787,819.
†	Real Estate Investment Trust
(A)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2018 was $2,567,846 or 2.2% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Westfield Capital Large Cap Growth Fund	Westfield Capital Dividend Growth Fund

Assets:
Investments, at Value (Cost $41,392,226 and $96,380,901)	$61,381,346	$113,543,756
Cash Equivalents	653,018	807,085
Receivable for Investment Securities Sold	–	1,436,470
Prepaid Expenses	17,001	19,981
Dividends Receivable	14,687	114,018

Total Assets	62,066,052	115,921,310

Liabilities:
Payable for Investment Securities Purchased	244,132	–
Payable due to Adviser	22,577	56,660
Payable due to Administrator	8,052	14,880
Payable for Capital Shares Redeemed	4,709	–
Payable due to Trustees	2,323	4,255
Chief Compliance Officer Fees Payable	986	1,806
Payable due to Shareholder Servicing Agent (Investor Class Shares)	–	425
Other Accrued Expenses	40,969	55,465

Total Liabilities	323,748	133,491

Net Assets	$61,742,304	$115,787,819

Net Assets Consist of:
Paid-in Capital	$16,799,445	$89,269,091
Total Distributable Earnings	44,942,859	26,518,728

	$61,742,304	$115,787,819

Institutional Class Shares:
Net Assets	$61,508,392	$115,152,425
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	5,380,698	9,848,124
Net Asset Value, Offering and Redemption Price Per Share	$11.43	$11.69

Investor Class Shares:
Net Assets	$233,912	$635,394
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	20,219	54,240
Net Asset Value, Offering and Redemption Price Per Share	$11.57	$11.71

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

	Westfield Capital Large Cap Growth Fund	Westfield Capital Dividend Growth Fund

Investment Income
Dividends	$767,557	$2,704,706
Interest	11,425	29,164
Less: Foreign Taxes Withheld	(272)	(38,249)

Total Investment Income	778,710	2,695,621

Expenses
Investment Advisory Fees	499,492	893,368
Administration Fees	105,199	164,801
Trustees’ Fees	10,375	15,827
Chief Compliance Officer Fees	3,600	3,820
Shareholder Servicing Fees (Investor Class Shares)	521	1,404
Transfer Agent Fees	69,882	77,490
Registration Fees	35,064	35,065
Audit Fees	17,220	31,980
Legal Fees	16,468	26,334
Custodian Fees	13,330	2,568
Printing Fees	10,221	15,841
Insurance and Other Expenses	15,360	22,493

Total Expenses	796,732	1,290,991

Less:
Waiver of Investment Advisory Fees	(142,959)	(157,897)
Fees Paid Indirectly	(71)	(74)

Net Expenses	653,702	1,133,020

Net Investment Income	125,008	1,562,601

Net Realized Gain on Investments	25,111,501	8,276,599
Net Change in Unrealized Depreciation on Investments	(17,136,692)	(424,192)

Net Realized and Unrealized Gain on Investments	7,974,809	7,852,407

Net Increase in Net Assets Resulting from Operations	$8,099,817	$9,415,008

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017

Operations:
Net Investment Income	$125,008	$365,822
Net Realized Gain on Investments	25,111,501	26,935,405
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,136,692)	3,667,763

Net Increase in Net Assets Resulting from Operations	8,099,817	30,968,990

Distributions:(1)
Institutional Class Shares	(26,906,846)	(18,109,850)
Investor Class Shares	(58,217)	(26,995)

Total Distributions	(26,965,063)	(18,136,845)

Capital Share Transactions:(2)
Institutional Class Shares
Issued	3,552,163	3,525,388
Reinvestment of Distributions	21,916,782	14,202,171
Redeemed	(51,506,467)	(96,300,998)

Net Decrease in Net Assets from Institutional Class Share Transactions	(26,037,522)	(78,573,439)

Investor Class Shares
Issued	133,813	11,460
Reinvestment of Distributions	58,176	26,977
Redeemed	(89,330)	(64,271)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	102,659	(25,834)

Net Decrease in Net Assets from Share Transactions	(25,934,863)	(78,599,273)

Total Decrease in Net Assets	(44,800,109)	(65,767,128)

Net Assets:
Beginning of Year	106,542,413	172,309,541

End of Year(3)	$61,742,304	$106,542,413

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

(3)	Includes undistributed net investment income of $178,656 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017

Operations:
Net Investment Income	$1,562,601	$1,586,096
Net Realized Gain on Investments	8,276,599	12,006,027
Net Change in Unrealized Appreciation (Depreciation) on Investments	(424,192)	6,872,548

Net Increase in Net Assets Resulting from Operations	9,415,008	20,464,671

Distributions:(1)
Institutional Class Shares	(13,529,196)	(2,313,509)
Investor Class Shares	(56,779)	(8,105)

Total Distributions	(13,585,975)	(2,321,614)

Capital Share Transactions:(2)
Institutional Class Shares
Issued	1,700,943	157,348
Reinvestment of Distributions	13,287,572	2,114,720
Redeemed	(4,863,431)	(7,361,131)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	10,125,084	(5,089,063)

Investor Class Shares
Issued	128,000	44,000
Reinvestment of Distributions	56,778	8,105
Redeemed	(2,938)	—

Net Increase in Net Assets from Investor Class Share Transactions	181,840	52,105

Net Increase/Decrease in Net Assets from Share Transactions	10,306,924	(5,036,958)

Total Increase in Net Assets	6,135,957	13,106,099

Net Assets:
Beginning of Year	109,651,862	96,545,763

End of Year(3)	$115,787,819	$109,651,862

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

(3)	Includes undistributed net investment income of $1,116,699 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Year	$14.14	$12.74	$13.97	$14.49	$13.20

Income (Loss) from Operations:
Net Investment Income(1)	0.02	0.04	0.03	0.05	0.05
Net Realized and Unrealized Gain	1.00	3.26	0.02	0.61	2.01

Total from Operations	1.02	3.30	0.05	0.66	2.06

Dividends and Distributions from:
Net Investment Income	(0.03)	(0.05)	(0.04)	(0.05)	(0.06)
Net Realized Gains	(3.70)	(1.85)	(1.24)	(1.13)	(0.71)

Total Dividends and Distributions	(3.73)	(1.90)	(1.28)	(1.18)	(0.77)

Net Asset Value, End of Year	$11.43	$14.14	$12.74	$13.97	$14.49

Total Return†	8.57%	29.65%	0.54%	4.70%	16.36%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$61,508	$106,364	$172,123	$201,547	$204,895
Ratio of Expenses to Average Net Assets(2)	0.85%	0.85%	0.85%	0.86%(3)	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	0.95%	0.90%	0.89%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.16%	0.31%	0.26%	0.33%	0.40%
Portfolio Turnover Rate	60%	54%	63%	82%	49%

†

Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85%, 0.85%, 0.86% and 0.85%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Year	$14.28	$12.84	$14.07	$14.58	$13.30

Income (Loss) from Operations:
Net Investment Income(1)	(0.01)	0.01	—	0.01	0.02
Net Realized and Unrealized Gain	1.01	3.30	0.02	0.63	2.01

Total from Operations	1.00	3.31	0.02	0.64	2.03

Dividends and Distributions from:
Net Investment Income	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)
Net Realized Gains	(3.70)	(1.85)	(1.24)	(1.13)	(0.71)

Total Dividends and Distributions	(3.71)	(1.87)	(1.25)	(1.15)	(0.75)

Net Asset Value, End of Year	$11.57	$14.28	$12.84	$14.07	$14.58

Total Return†	8.27%	29.42%	0.27%	4.50%	15.98%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$234	$178	$187	$209	$312
Ratio of Expenses to Average Net Assets(2)	1.10%	1.10%	1.10%	1.11%(3)	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.29%	1.20%	1.15%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11%)	0.05%	0.01%	0.08%	0.14%
Portfolio Turnover Rate	60%	54%	63%	82%	49%

†

Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.10%, 1.10%, 1.11% and 1.10%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Year	$12.21	$10.22	$10.67	$10.88	$10.36

Income (Loss) from Operations:
Net Investment Income(1)	0.16	0.17	0.20	0.14	0.28
Net Realized and Unrealized Gain (Loss)	0.81	2.08	(0.13)	0.20	0.77

Total from Operations	0.97	2.25	0.07	0.34	1.05

Dividends and Distributions from:
Net Investment Income	(0.16)	(0.22)	(0.18)	(0.21)	(0.08)
Net Realized Gains	(1.33)	(0.04)	(0.34)	(0.34)	(0.45)

Total Dividends and Distributions	(1.49)	(0.26)	(0.52)	(0.55)	(0.53)

Net Asset Value, End of Year	$11.69	$12.21	$10.22	$10.67	$10.88

Total Return†	8.31%	22.39%	0.90%	3.10%	10.67%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$115,153	$109,181	$96,199	$97,940	$94,012
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.08%	1.06%	1.05%	1.05%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.56%	1.98%	1.29%	2.65%
Portfolio Turnover Rate	69%	122%	112%	133%	101%

†

Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND
GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Year	$12.23	$10.24	$10.70	$10.89	$10.36

Income (Loss) from Operations:
Net Investment Income(1)	0.12	0.14	0.17	0.08	0.32
Net Realized and Unrealized Gain (Loss) .	0.82	2.09	(0.13)	0.24	0.74

Total from Operations	0.94	2.23	0.04	0.32	1.06

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.20)	(0.16)	(0.17)	(0.08)
Net Realized Gains	(1.33)	(0.04)	(0.34)	(0.34)	(0.45)

Total Dividends and Distributions	(1.46)	(0.24)	(0.50)	(0.51)	(0.53)

Net Asset Value, End of Year	$11.71	$12.23	$10.24	$10.70	$10.89

Total Return†	8.06%	22.11%	(0.60%)	2.91%	10.76%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$635	$471	$347	$246	$40
Ratio of Expenses to Average Net Assets(2)	1.20%	1.20%	1.20%	1.20%	1.04%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.33%	1.31%	1.30%	1.30%	1.21%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.29%	1.71%	0.75%	3.14%
Portfolio Turnover Rate	69%	122%	112%	133%	101%

†

Total return is for the year indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.20%, 1.20% and 1.04%, respectively

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 29 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the year ended October 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes — Class  specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the year ended October 31, 2018, the Large Cap Growth Fund and Dividend Growth Fund paid $105,199 and $164,801, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2018, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $521 and $1,404, respectively. These fees represent 0.25% and 0.25% of the Average Net Assets of the Large Cap Growth Fund Investor Class Shares and Dividend Growth Fund Investor Class Shares, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2018, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $71 and $74, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of October 31, 2018, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $80,517, $112,390 and $142,959, expiring in 2019, 2020 and 2021, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of October 31, 2018, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $92,900, $115,793 and $157,897 expiring in 2019, 2020 and 2021, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

6. Share Transactions:

Large Cap Growth Fund	Year Ended October 31, 2018	Year Ended October 31, 2017
Share Transactions:
Institutional Class Shares
Issued	304,367	282,335
Reinvested	2,012,595	1,248,642
Redeemed	(4,456,286)	(7,519,867)

Net Decrease in Institutional Class Shares	(2,139,324)	(5,988,890)

Investor Class Shares
Issued	10,258	886
Reinvested	5,279	2,350
Redeemed	(7,782)	(5,321)
Net Increase (Decrease) in Investor Class

Shares	7,755	(2,085)

Dividend Growth Fund	Year Ended October 31, 2018	Year Ended October 31, 2017

Share Transactions:
Institutional Class Shares
Issued	141,716	14,231
Reinvested	1,159,703	199,061
Redeemed	(396,597)	(687,256)

Net Increase (Decrease) in Institutional Class Shares	904,822	(473,964)

Investor Class Shares
Issued	11,067	3,828
Reinvested	4,946	760
Redeemed	(243)	—

Net Increase in Investor Class Shares	15,770	4,588

7. Investment Transactions:

For the year ended October 31, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Large Cap Growth Fund	$45,909,383	$95,835,370
Dividend Growth Fund	$79,789,512	$83,096,335

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to partnership and REIT adjustments have been classified to/(from) the following for the year ended October 31, 2018:

	Distributable Earnings/(Loss)*
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large Cap Growth Fund	$1,536	$(1,536)
Dividend Growth Fund	(56,961)	56,961

*The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/Loss, and Unrealized Gain/Loss to one line item “Total Distributable Earnings/(Loss)”. The table above provides the tax characteristics of distributable earnings/(loss) which are included in Total distributable earnings/loss.

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2018 and October 31, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2018	$5,191,928	$21,773,135	$26,965,063
2017	610,028	17,526,817	18,136,845
Dividend Growth Fund
2018	4,716,178	8,869,797	13,585,975
2017	1,968,680	352,934	2,321,614

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$2,253,983	$22,941,433	$19,747,443	$44,942,859
Dividend Growth Fund	2,593,146	6,701,270	17,224,312	26,518,728

For Federal income tax purposes, the cost of securities owned at October 31, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to partnership basis adjustment and deferred wash losses, which are temporary adjustments for Federal income tax purposes in the current period. The Funds had no capital loss carryforwards at October 31, 2018.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2018 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$41,633,903	$21,361,826	$(1,614,383)	$19,747,443
Dividend Growth Fund	$96,319,443	$19,535,765	$(2,311,453)	$17,224,312

9. Concentration of Risks:

Dividend Paying Stocks Risk – The Dividend Growth Funds emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk – Since it purchases equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Company Risk – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Large Cap Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Portfolio Turnover Risk – The Dividend Growth Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10.Other:

At October 31, 2018, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class Shares, one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class Shares	2	35%
Large Cap Growth Fund, Investor Class Shares	1	100%
Dividend Growth Fund, Institutional Class Shares	2	48%
Dividend Growth Fund, Investor Class Shares	1	94%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

11.Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total
Large Cap Growth Fund
Institutional Class Shares	$(569,719)	$(17,540,131)	$(18,109,850)
Investor Class Shares	(415)	(26,580)	(26,995)
Dividend Growth Fund
Institutional Class Shares	(1,961,910)	(351,599)	(2,313,509)
Investor Class Shares	(6,770)	(1,335)	(8,105)

12.New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of The Advisors’ Inner Circle Fund II and the Shareholders of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the Funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2018

We have served as the auditor of one or more investment companies in Westfield Capital Management Company, L.P. since 2011.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Westfield Capital Large Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,024.20	0.85%	$4.34
Investor Class Shares	1,000.00	1,023.90	1.10	5.61

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.90	0.85%	$4.33
Investor Class Shares	1,000.00	1,019.70	1.10	5.60
Westfield Capital Dividend Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,018.30	0.95%	$4.83
Investor Class Shares	1,000.00	1,016.50	1.20	6.10

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.40	0.95%	$4.84
Investor Class Shares	1,000.00	1,019.20	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may

Name, Address, Age	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES 3 4
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
N. Jeffery Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 29 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 29 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1965)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1978)	Vice President (since 2017)	Account Manager, SEI Investments, since 2017
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Large Cap Growth Fund	19.25%	80.75%	100.00%	23.37%	23.78%	0.00%	0.17%	100.00%

Dividend Growth Fund	34.71%	65.29%	100.00%	45.85%	50.01%	0.00%	0.33%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2018. Complete information will be computed and reported with your 2018 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2018

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund II (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 748,831,786 outstanding shares, 620,191,264 shares were voted representing 82.825% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	612,737,102	7,454,162	98.80%	1.20%
N. Jeffrey Klauder	614,373,712	5,817,552	99.06%	0.94%
Joseph T. Grause, Jr.	598,762,421	21,428,843	96.54%	3.46%
Mitchell A. Johnson	595,081,579	25,109,685	95.95%	4.05%
Betty L. Krikorian	597,047,260	23,144,004	96.27%	3.73%
Bruce Speca	597,119,756	23,071,508	96.28%	3.72%
George J. Sullivan, Jr.	595,113,921	25,077,343	95.96%	4.04%
Tracie E. Ahern	614,884,679	5,306,585	99.14%	0.86%

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

                             WCM-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$123,000	None	None	$143,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$120,000(2)	None	None	$121,700
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$54,150	None	None	$22,475	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $120,000 and $121,700 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*    Print the name and title of each signing officer under his or her signature.